Anchor National LIFE INsURANCE COMPANY

Variable Annuity Account Nine

Supplement to the ALLIANCE OVATION ADVANTAGE VARIABLE ANNUITY PROSPECTUS

Dated June 1, 2002

This supplement replaces all previous supplements.

Effective March 1, 2003, Anchor National Life Insurance Company will begin doing business under its new name, AIG SunAmerica Life Assurance Company. Please see the last paragraph on page 4 of your prospectus for additional information regarding the name change.

Investment Options Section: Please insert the following as the third paragraph under the heading, Fixed Account Options:

We may restrict your ability to allocate amounts to the one-year fixed account option during any time that the rate We are crediting to the account is equal to the minimum guaranteed interest rate. Please see your financial advisor to learn about any investment restrictions. The one-year "Guaranteed Account" fixed account option is not available for investment at this time.

Death Benefits Section: Please insert at the end of the first paragraph under the heading, Optional Death Benefits:

The equity assurance plan and/or the enhanced equity assurance plan will cease to be in effect upon the allocation of Contract Value to either the Money Market Portfolio or available fixed account option unless such allocation is made as part of dollar cost averaging.

Date: February 26, 2003

Please keep this Supplement with your Prospectus.